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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date Of Report (Date Of Earliest Event Reported): January 29, 2001


                          ADC TELECOMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



            Minnesota                    0-1424                  41-0743912
  (State or other jurisdiction      (Commission File          (I.R.S. Employer
       of incorporation)                 Number)             Identification No.)

               12501 WHITEWATER DRIVE, MINNETONKA, MINNESOTA 55343 (Address of principal executive offices, including zip code)

                                 (612) 938-8080
              (Registrant's telephone number, including area code)


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ITEM 5.    OTHER EVENTS

The board of directors of ADC Telecommunications, Inc. (the "Company") has appointed Richard R. Roscitt its Chief Executive Officer and Lynn J. Davis its President and Chief Operating Officer effective February 15, 2001. The Company's press release dated January 29, 2001 announcing the appointments is attached hereto as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)  Exhibits.

           Exhibit 99.1:   Press Release dated January 29, 2001


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ADC TELECOMMUNICATIONS, INC.
                              (Registrant)



Date:  January 29, 2001       By: /s/
                                 -----------------------------------------------
                                     Jeffrey D. Pflaum
                                     Vice President, General Counsel & Corporate
                                     Secretary


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                          ADC TELECOMMUNCIATIONS, INC.
                                 FORM 8-K REPORT

                                INDEX TO EXHIBITS

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  Exhibit No.                Description
  -----------                -----------
     99.1                    Press Release dated January 29, 2001

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